                          SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C.  20549

                               ------------------------


                                    FORM  8 - K/A


                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report  (Date of earliest event reported):  November 12, 1997


                                 Data I/O Corporation
                (Exact name of registrant as specified in its charter)


                                      Washington
                    (State of other jurisdiction of incorporation)


               0-10394                                 91-0864123
       (Commission File Number)              (IRS Employer Identification No.)


     10525 Willows Road N.E., Redmond, WA                        98073-9746
   (Address of principal executive offices)                      (Zip Code)


         Registrant's telephone number, including area code:  (425) 881-6444


                                    Not Applicable
            (Former name or former address, if changed since last report)


                                  Page 1 of 31 Pages
                               Exhibit Index at Page 8

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 12, 1997, Data I/O Corporation ("Registrant" or "Data I/O"), MINC Incorporated, a Colorado corporation and MINC Washington Corp., a Colorado corporation (collectively "MINC"), entered into a master agreement (the "Master Agreement") pursuant to which MINC acquired from Data I/O certain assets and license rights for the software products Synario, ABEL and ECS (the "Products").


As part of the transaction, Data I/O transferred to MINC the day to day operation of most of the former Synario Division ("Division") of Data I/O, including the sale and distribution of the Products as well as software development, manufacturing and marketing. MINC has agreed to perform certain product development and support services under many of the OEM and source code license agreements previously entered into by the Division. Most Division employees have been hired by MINC to support these functions.

Data I/O received $100,000 from MINC, and MINC will assume various obligations to perform or provide software development, maintenance, support and training services related to the Products. Under the terms of the Master Agreement, Data I/O retains certain OEM, source code and product licensing rights from which it will receive income through December 31, 1999, when MINC, subject to satisfying certain conditions, will obtain title to the Division's Products. Data I/O estimates that it will receive revenues in the range of $1.5 to $2 million relating to these retained rights, most of which are estimated to occur during the next twelve months.

As a result of this transaction, Data I/O expects to record charges against earnings of approximately $1.5 million in the fourth quarter of 1997, primarily related to certain prepaid costs and intangibles, accrual of severance costs, and other transaction related costs.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

( a )     Financial statements of businesses acquired.

          Not Applicable

( b )     Pro forma financial information

          The following unaudited pro forma condensed consolidated financial statements are filed with this report:

          1)   Pro Forma Condensed Consolidated Balance Sheet:

               As of September 25, 1997.....................     PAGE   5

          2)   Pro Forma Condensed Consolidated Statement of Operations:

               Year Ended December 26, 1996 ................     PAGE   6
               Nine Months Ended September 25, 1997.........     PAGE   7

The Pro Forma Condensed Consolidated Balance Sheet of Registrant as of September 25, 1997 reflects the financial position of Registrant after giving effect to the disposition of the assets and assumes the disposition took place on September 24, 1997. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 26, 1996, and the nine months ended September 25, 1997 assume that the disposition occurred on December 26, 1995, and are based on the operations of Registrant for the year ended December 26, 1996 and nine months ended September 25, 1997.

The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it and which give effect only to the adjustments directly resulting from this disposition. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the period presented. In addition, it should be noted that Registrant's financial statements will reflect the disposition only from November 12, 1997, the closing date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.


( c )  EXHIBITS

2.1 Master Agreement, by and between Data I/O Corporation, a Washington corporation, Minc, Incorporated, a Colorado corporation, and Minc Washington Corp., a Colorado corporation dated November 12, 1997.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Data I/O Corporation


November 28, 1997        By /s/Alan J. Beauchamp
                            --------------------------------------
                         Alan J. Beauchamp
                         Vice President - Finance and Administration
                         Chief Financial Officer
                         Secretary and Treasurer

                           PRO FORMA FINANCIAL INFORMATION
                                DATA I/O CORPORATION
                    PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                AT SEPTEMBER 25, 1997
                                     (UNAUDITED)




(Dollars in thousands)                                      Pro Forma     Adjustments
                                                         ------------------------------------
                                              Historical  Synario          Other                        Pro Forma
                                             ----------- ---------       --------                      -----------
ASSETS                                                        (a)
Current Assets
Cash and cash equivalents                     $4,815                        $100            (b)         $4,915
Short term investments                        14,776                                                    14,776
Accounts receivable (net of allowance)        13,013       $1,605          1,605            (c)         13,013
Inventories                                    8,160          144                                        8,016
Deferred income taxes                            910                                                       910
Other current assets                           1,280          574            100            (c)            806
                                             ---------------------------------------------------------------------
  Total Current Assets                        42,954        2,323          1,805                        42,436
Property, plant and equipment (net)            3,835          178            150            (c)          3,807
Other assets                                   2,745          303             25            (c)          2,467
                                             ---------------------------------------------------------------------
  Total Assets                                49,534       $2,804         $1,980                       $48,710
                                             ---------------------------------------------------------------------
                                             ---------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S
EQUITY
Current Liabilities
Accounts payable                              $3,221         $156            156            (c)         $3,221
Accrued compensation                           3,954          191            491            (d)          4,254
Deferred revenue                               5,071          791            791            (c)          5,071
Other accrued liabilities                      4,505        1,261          1,661            (c)          4,905
Income taxes payable                           1,136                                                     1,136
Notes payable                                  2,121        1,500           1500            (d)          2,121
                                             ---------------------------------------------------------------------
   Total Current Liabilities                  20,008        3,899          4,599                        20,708
Long Term Other Payables                         546                                                       546
Deferred Gain on Sale of Property              3,166                                                     3,166
Total Stockholders Equity                     25,814      (1,095)        (2,619)                        24,290
                                             ---------------------------------------------------------------------
  Total Liabilities and Stockholders' Equity $49,534       $2,804         $1,980                       $48,710
                                             ---------------------------------------------------------------------
                                             ---------------------------------------------------------------------




(a) To eliminate the assets and liabilities included in or charged off in connection with the balance sheet associated with the Synario Division as of September 25, 1997.
(b) To reflect $100,000 cash proceeds.
(c) To reflect retained accounts receivable, prepaid current assets, equipment, intangibles, accounts payable, deferred revenue, and notes payable retained by the Company.
(d) To reflect accrued transaction costs, accrued charges and liabilities retained by the Company.

                                 DATA I/O CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 26, 1996
                                     (UNAUDITED)

                                                                     Pro Forma Adjustments
                                                                  ----------------------------
                                                   Historical       Synario           Other           Pro Forma
----------------------------------------------------------------------------------------------------------------
(in thousands, except per share data) (a)

 Net sales                                          $60,423         $7,819                            $52,604
 Cost of goods sold                                  30,526          2,835           $100   (b)        27,791
                                                    ----------      ---------     ----------          ----------
    Gross margin                                     29,897          4,984          ($100)             24,813

 Operating expenses:
    Research and development                         10,944          2,266            100   (b)         8,778
    Selling, general and administrative              19,765          3,943            500   (b)        16,322
                                                    ----------      ---------     ----------          ----------
       Total operating expenses                      30,709          6,209            600              25,100

                                                    ----------      ---------     ----------          ----------
       Operating income (loss)                         (812)        (1,225)          (700)               (287)

 Non-operating income (expense):
    Interest income                                     199                                               199
    Interest expense                                   (258)                                             (258)
                                                    ----------      ---------     ----------          ----------
       Total non-operating income (expense)             (59)                                              (59)

                                                    ----------      ---------     ----------          ----------
 Income (loss) before taxes                            (871)        (1,225)          (700)               (346)

 Income tax expense                                     230
                                                    ----------      ---------     ----------          ----------
 Net income (loss)                                  ($1,101)       ($1,225)         ($700)              ($346)
                                                    ----------      ---------     ----------          ----------
                                                    ----------      ---------     ----------          ----------
 Earnings per share:
    Net income (loss)                                ($0.16)                                           ($0.05)

                                                    ----------      ---------     ----------          ----------
                                                    ----------      ---------     ----------          ----------

 Weighted average shares outstanding                  6,857                                             6,857
                                                    ----------      ---------     ----------          ----------
                                                    ----------      ---------     ----------          ----------


(a) To eliminate the operating profit and loss of Synario Division for the entire period.
(b) To reflect costs that would not have been eliminated due to the disposition.

                                 DATA I/O CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        NINE MONTHS ENDED SEPTEMBER. 25, 1997
                                     (UNAUDITED)


                                                                     Pro Forma Adjustments
                                                                  ----------------------------
                                                   Historical       Synario           Other           Pro Forma
----------------------------------------------------------------------------------------------------------------
 Net sales                                          $46,772         $5,546        $41,226
 Cost of goods sold                                  23,724          2,982           $100              20,842
                                                    ----------      ---------     ----------          ----------
    Gross margin                                     23,048          2,564           (100)             20,384

 Operating expenses:
    Research and development                          8,471          2,008            100               6,563
    Selling, general and administrative              14,687          2,807            400              12,280
                                                    ----------      ---------     ----------          ----------
       Total operating expenses                      23,158          4,815            500              18,843

                                                    ----------      ---------     ----------          ----------
       Operating income (loss)                         (110)        (2,251)          (600)              1,541

 Non-operating income (expense):
    Interest income                                     438                                               438
    Interest expense                                   (164)                                             (164)
    Foreign currency exchange                           (27)                                              (27)
      Gain on sale of property                        2,347                                             2,347
                                                    ----------      ---------     ----------          ----------
       Total non-operating income (expense)           2,594                                             2,594

                                                    ----------      ---------     ----------          ----------
 Income (loss) before taxes                           2,484         (2,251)          (600)              4,135

 Income tax expense                                      74                                                74
                                                    ----------      ---------     ----------          ----------
 Net income (loss)                                   $2,410        ($2,251)         ($600)              $4061
                                                    ----------      ---------     ----------          ----------
                                                    ----------      ---------     ----------          ----------
 Earnings per share:
    Net income (loss)                                 $0.34                                             $0.58
                                                    ----------      ---------     ----------          ----------
                                                    ----------      ---------     ----------          ----------

 Weighted average shares outstanding                  7,039                                             7,039
                                                    ----------      ---------     ----------          ----------
                                                    ----------      ---------     ----------          ----------

(a) To eliminate the operating profit and loss of Synario Division for the entire period.
(b) To reflect costs that would not have been eliminated due to the disposition.

                                    EXHIBIT INDEX
                                 Data I/O Corporation
                             Current Report on Form 8 - K


Description of Exhibit                                               Page No.
------------------------------------------------------------------------------

2.1    Master Agreement. . . . . . . . .                                    9


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